Exhibit 10

Consent of Independent Registered Public Accounting Firm

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-186167 under the Securities Act of 1933 and Amendment No. 207 to the Registration Statement on Form N-4, File No. 811-06032 under the Securities Act of 1940 of Separate Account VA B of our report dated April 24, 2015 relating to the financial statements of Separate Account VA B and to the use of our report dated April 24, 2015 with respect to the financial statements of Transamerica Life Insurance Company, which appears in such Registration Statement. We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Chicago, Illinois

April 27, 2015

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Statement of Additional Information and to the use of our reports: (1) dated February 6, 2015, with respect to the statutory-basis financial statements and schedules of Transamerica Financial Life Insurance Company, (2) dated April 25, 2014, with respect to the statutory-basis financial statements and schedules of Transamerica Life Insurance Company and (3) dated April 25, 2014, with respect to the financial statements of the subaccounts of Separate Account VA BNY and Separate Account VA B, included in Post-Effective Amendment No. 3 to the Registration Statement (Form N-4, No. 333-186167) and related to Prospectus of Transamerica 123.

/s/ Ernst & Young LLP

Des Moines, IA

April 27, 2015